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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

October 31, 2004

Classes A, B, C, I and O

Global Equity Fund

■  ING Global Science and Technology Fund

International Equity Fund

■  ING International Growth Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	8

Report of Independent Registered Public Accounting Firm	10

Statements of Assets and Liabilities	11

Statements of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	21

Portfolios of Investments	31

Tax Information	35

Director and Officer Information	36

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder:

As we complete another six months of serving the needs of investors, we are pleased to see that the conclusion of the recent presidential election appears to have had a positive impact on major U.S. stock markets. With moderately low interest rates being controlled by the Federal Reserve Board, rising corporate earnings, and an increasingly optimistic job outlook, we are hopeful that the economy will continue to prosper through the end of the year.

As always, we continue to look for ways to make investing with our company more pleasant and efficient. When our clients complete a transaction with ING Funds, first and foremost, we want them to have peace of mind.

We are eager to meet these goals and we look forward to continuing to do business with you in the coming year.

Sincerely,

James M. Hennessy
President
ING Funds
December 9, 2004

JAMES M. HENNESSY

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2004

In our semi-annual report, we described economies and markets in a positive context that changed radically on April 2, 2004 with a very bullish U.S. employment report. A few days of euphoria vanished as it became clear that as the job market tightens, inflation picks up and rising interest rates cannot be far away. Stock and bond markets promptly gave back most, if not all of their gains for 2004, and it was in this frame of mind that investors entered the second half of the year. Sentiment would shift again in these six months as economies stumbled, undermined by the price of oil, which resumed its relentless upward march.

Global equities added 4.4%, net of withholding tax on dividends, in the six months ended October 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, about half due to dollar weakness. For the whole twelve months, global equities returned 13.3%. Among currencies the euro, yen and pound all gained on the dollar, although for much of the time the pendulum swung back and forth. Ultimately the dollar succumbed to record U.S. trade deficits, and in October 2004, to the news that non-U.S. investors were buying fewer U.S. financial assets. Between the end of April and the end of October, the euro appreciated 6.8%, the yen 4.5% and the pound 3.3%.

Investment grade U.S. fixed income classes initially bore the brunt of fears of a new cycle of rising interest rates from multi-decade low levels, as evidence mounted that inflation was on the rise. In the six months ended October 31, 2004, the Federal Reserve ("Fed") would increase the Fed Funds rate three times to 1.75%, even as the economy clearly decelerated again. During this time, the total return of the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds was 4.2%. High yield bonds fared comparatively well, the Lehman Brothers U.S. Corporate High Yield Bond Index(3) returning 6.4% for the six months. The most noteworthy aspect of the last few months of our period was the flattening of the yield curve, where short-term interest rates drifted up in anticipation of continued tightening by the Fed, while bond yields ignored this and fell in the face of uninspiring economic data. For the six months, the yield on 10-year Treasury Notes fell by 47 basis points to 4.0%, but the yield on 13-week Treasury Bills rose 92 basis points to 1.9%.

The U.S. equities market in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 3.0%, including dividends in the six months ended October 31, 2004. At this point, the market was trading at a price to earnings ("P/E") level of around 151/2 times 2005 estimated earnings. As mentioned above, strong monthly employment reports from April 2004 set the tone. After an initial scare about the rise in interest rates that this implied, investors regained their nerve and as the Fed embarked on its tightening cycle at the end of June, the market was challenging its best levels of 2004. And yet in the week before the increase, the wind seemed to shift again with some unexpectedly downbeat economic releases. From July through October, the employment reports were neutral to shockingly weak, while oil prices continued their rise, peaking on Friday, October 22, 2004 at 50% above April 30, 2004 levels. This effective deflationary "tax" on worldwide consumers troubled equity markets, and the S&P 500 Index reached its lowest point of 2004 on August 12, 2004. Only in the last few days of October did oil prices fall back significantly, leaving a much relieved stock market to eke out its six-month gain.

Among other major equities markets in the six months ended October 31, 2004, Japan was hardest hit, falling 3.5% in dollars, according to the MSCI Japan Index(5) with net dividends. At that point, stocks were trading at about 161/4 times 2005 estimated earnings. Investors were initially encouraged by surprisingly strong 6.1% first calendar quarter gross domestic product ("GDP") growth. It was well recognized that exports were the source, however. So when, in May 2004, the Chinese government announced its intention to cool its booming economy, which absorbs 32% of Japan's exports, Japanese stocks fell about 5%. The market level of April 30, 2004 would not be seen again until late June and then only briefly as deteriorating economic data and rising oil prices depressed sentiment.

For the six months, European ex UK markets gained 8.2% in dollars, the vast majority due to the weakness of that currency, according to the MSCI Europe ex UK Index(6) with net dividends. Markets in this region were then trading on average at just under 13 times 2005 estimated earnings. Growth in this region appears to be held back by weak domestic demand restrained by high unemployment, nearly 9%, in inflexible labor markets. This region's main attraction continues to be its relative cheapness, with earnings growth likely to be faster than the U.S. next year. The concern is the fragility of this picture, given its export dependency.

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2004

The UK market rose 7.6% in dollars between April and October 2004, based on the MSCI UK Index(7) with net dividends. The UK market was then trading at 16 times 2005 estimated earnings. The situation in the UK could not have been much more different from that on the Continent. Here, it appears the Bank of England has been trying to cool an economy that strains at full employment, with over-committed, property owning consumers, enriched (at least in their own minds), by a housing price bubble. It was noted with relief that five interest rate increases since November 2003 were at last having an effect, as in the last few days of our reporting period housing prices were reportedly edging down.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' current performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Science and Technology Fund (the ''Fund") seeks long-term capital appreciation. The Fund is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Daniel M. Rea, Director and Portfolio Manager, BlackRock Advisors, Inc. - the Sub-Adviser.

Performance: During the five months ended October 31, 2004+, the Fund's Class A shares, excluding sales charges, provided a total return of -3.88% compared to 1.56% for the Standard & Poor's ("S&P") 500 Index(4) and -0.15% for the Pacific Stock Exchange ("PSE") Technology Index(5).

Portfolio Specifics: For the period from June 1, 2004 to October 31, 2004, the Fund's Class A shares returned -3.88%, underperforming the S&P 500 Index and the PSE Technology Index, which returned 1.56% and -0.15% respectively. During the period, investors were likely concerned about the sustainability of the recovery of capital spending on information technology. Late in the period, negative earnings guidance from software companies fed these persistent concerns, and it appeared that excess inventories were building throughout the entire technology sector. Wall Street's reaction to this news was negative, and analysts following these companies lowered their expectations. Healthcare sector performance was generally driven by capital flows into companies with greater revenue and earnings visibility. Medical device companies thus generally outperformed biotechnology companies. Overall, information technology and healthcare stocks were among the worst performing sectors of the S&P 500 Index during the period. The Fund had less exposure to information technology and healthcare stocks and heavier exposure to telecommunication services companies than the PSE Technology Index during the period, which contributed positively to performance.

Despite strong stock selection in the computer software and services sub-sector, the Fund underperformed the PSE Technology Index in the period largely due to an overweight in the semiconductors sub-sector and adverse stock selection in the computer hardware and equipment sub-sector. The overweight to semiconductor stocks hurt relative performance as the group underperformed the broad market considerably in the period. Stock selection in the computer hardware and equipment group also had a negative impact on performance due to the Fund's lack of exposure to Apple Computer, Inc., which appreciated significantly in the period. Elsewhere, stock selection in the communications equipment sub-sector also detracted from performance due to the Fund's lack of exposure to Harris Corporation. In the healthcare space, larger-capitalization biotechnology companies outperformed the smaller companies in the Fund, but stock selection for the group as a whole detracted from performance in the period.

On the positive side, relative value was added in the wireless telecommunication services, pharmaceuticals and internet software and services industries. Wireless telecom companies levered to improving economies in Russia, Turkey, and Indonesia outperformed as subscriber growth and utilization remained robust. Emerging pharmaceutical companies exhibited above-average performance. One notable performer in this group was NitroMed, Inc., which gained considerably during the period as the US Food & Drug Administration halted the trial of its heart failure compound due to surprisingly strong results. In the internet software and services space, the Fund's position in infrastructure services provider VeriSign, Inc. also contributed to performance.

Current Strategy and Outlook: Despite the prospects for rising short-term interest rates, low interest rates and high corporate cash balances may support additional capital spending. We thus maintain our positive outlook on the technology sector, and recent weakness has not changed our view. In fact, we believe this gives us the opportunity to increase our exposure to selective segments of the market, as some company valuations have become attractive given their long-term growth prospects. In the intermediate term, we expect to reduce our underexposure to information technology companies while moving to a more neutral position in healthcare stocks versus the benchmark.

+  The Fund changed its year end from May 31 to October 31.

Top Ten Common Stock Positions**
as of October 31, 2004
(as a percent of net assets)

Cisco Systems, Inc.	2.1%

International Business Machines Corp.	2.0%

Microsoft Corp.	2.0%

Genentech, Inc.	1.9%

KLA-Tencor Corp.	1.8%

Boston Scientific Corp.	1.5%

Electronic Arts, Inc.	1.5%

SAP AG ADR	1.5%

Samsung Electronics Co., Ltd.	1.4%

Yahoo!, Inc.	1.4%

** Common Stock represents 96.5% of net assets.

Portfolio holdings are subject to change daily.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	Since Inception of Class A, B, C and I March 1, 2000	Since Inception of Class O August 6, 2001
Including Sales Charge:

Class A(1)	(12.08)%	(21.28)%	-

Class B(2)	(12.35)%	(21.27)%	-

Class C(3)	(8.43)%	(20.97)%	-

Class I	(6.65)%	(20.08)%	-

Class O	(6.70)%	-	(10.20)%

Excluding Sales Charge:

Class A	(6.72)%	(20.27)%	-

Class B	(7.73)%	(20.92)%	-

Class C	(7.50)%	(20.97)%	-

Class I	(6.65)%	(20.08)%	-

Class O	(6.70)%	-	(10.20)%

S&P 500 Index(4)	9.41%	(2.53)%	(0.45)%(5)

PSE Technology Index(6)	7.47%	(9.83)%	1.37%(5)

Goldman Sachs Technology Industry Composite Index(7)	5.73%	(27.71)%	8.36	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Science and Technology Fund against the S&P 500 Index, the PSE Technology Index and the Goldman Sachs Technology Industry Compositie Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from August 1, 2001.

(6) The PSE Technology Index is an unmanaged index published by the Pacific Exchange, comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(7) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

ING INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING International Growth Fund (the "Fund") seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income. The Fund is managed by a team of equity investment specialists led by Martin Jansen, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 14.40% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(5), which returned 19.27% for the same period.

Portfolio Specifics: In a continuation of the trends manifest in 2003, larger capitalization issues and the growth segment of the investment spectrum performed considerably weaker than the MSCI EAFE average. Our Growth at a Reasonable Price philosophy, with its modest accent on growth and quality, consequently experienced a constant headwind during the fiscal year. This was most prevalent in the period through mid-February, after which markets turned more cautious and were more inclined to focus on the integral growth/valuation relationship, which is the core of our process.

By design our process allows for only modest regional bets. Within this context, our regional allocation result for the year was negative, due largely to our positive exposure to the relatively weak Japanese market. The opportunity cost of holding residual cash in a strong market also detracted from performance. The bulk of the performance shortfall was attributable to adverse stock selection in Europe and Developed Asia (ex-Japan). The successful decision to overweight the strong energy sector was largely offset through underweight positions in industrials and consumer staples when these sectors were relatively strong in the first part of the year.

Within sectors, stock selection proved most disappointing in the consumer discretionary, information technology, industrials, and health care sectors. This was partly offset by smaller positive selection contributions in materials, consumer staples, and utilities. At the security level, the most negative contribution came from our exposure to French technology services company Cap Gemini on the back of substantially reduced earnings prospects. Disappointing earnings trends at Anglo-Dutch consumer staples conglomerate Unilever PLC also detracted materially. No exposure to strong performers Telefonaktiebolaget LM Ericsson (a Swedish cellular phone producer) and Spanish telecom operator Telefonica SA also had a detrimental impact. The most significant positive contribution came from our holding in BP PLC, which was a prime beneficiary in a strong energy sector. Our position in ENI S.p.A., an Italian oil and gas producer, also added value. Credit Agricole SA, a major French banking group, benefited from strongly rising earnings.

Current Strategy and Outlook: After strong recovery growth in 2003 and the first half of 2004, earnings growth in international markets is expected to decline to approximately 10% in 2005. With international markets in aggregate still undervalued, this would allow for further, albeit more modest, market gains. Given this expectation, our process indicates that stocks with relative earnings sustainability and visibility, which are trading at the low end of their historic premium range, are attractively positioned. We maintain a modest positive exposure to Japan as we expect earnings growth here to exceed expectations, especially in the domestically oriented consumer discretionary sector. A small allocation was made to emerging market securities recently, as there are selective opportunities for above average growth coming at a discount to peers in the developed markets. Our largest active exposure remains the energy sector, which in our opinion remains underpriced. In the defensive growth segment, we prefer healthcare to consumer staples, which have less pricing power and increasing cost pressures.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	19.0%

Oil and Gas	10.0%

Pharmaceuticals	8.2%

Telecommunications	8.1%

Insurance	6.1%

Electric	4.6%

Retail	4.1%

Electrical Components and Equipment	3.1%

Chemicals	2.9%

Home Furnishings	2.9%

Portfolio holdings are subject to change daily.

ING INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Years	10 Years	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001
Including Sales Charge:

Class A(1)	7.82%	(7.41)%	3.12%	-	-		-

Class B(2)	8.74%	(7.19)%	-	(3.61)%	-		-

Class C(3)	12.63%	(6.97)%	-	-	(3.67)%		-

Class I	14.76%	(6.06)%	4.18%	-	-		-

Class O	14.50%	-	-	-	-		(3.29)%

Excluding Sales Charge:

Class A	14.40%	(6.31)%	3.73%	-	-		-

Class B	13.74%	(6.91)%	-	(3.48)%	-		-

Class C	13.63%	(6.97)%	-	-	(3.67)%		-

Class I	14.76%	(6.06)%	4.18%	-	-		-

Class O	14.50%	-	-	-	-		(3.29)%

MSCI EAFE Index(4)	19.27%	(0.58)%	4.35%	2.11%	2.04	%(5)	5.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown in the table both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Fund's Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) Since inception performance for the index is shown from July 1, 1998.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Science and Technology Fund

Expense Analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$988.30	1.75%	$8.77

Class B	1,000.00	994.00	2.50	12.56

Class C	1,000.00	990.90	2.50	12.55

Class I	1,000.00	985.50	1.50	7.51

Class O	1,000.00	985.40	1.75	8.76

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,016.38	1.75%	$8.89

Class B	1,000.00	1,012.60	2.50	12.68

Class C	1,000.00	1,012.60	2.50	12.68

Class I	1,000.00	1,017.64	1.50	7.63

Class O	1,000.00	1,016.38	1.75	8.89

  *  Expenses are equal to the Fund's annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING International Growth Fund

Expense Analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,040.70	1.60%	$8.23

Class B	1,000.00	1,037.20	2.35	12.07

Class C	1,000.00	1,035.80	2.35	12.06

Class I	1,000.00	1,040.40	1.35	6.94

Class O	1,000.00	1,040.70	1.60	8.23

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,017.14	1.60%	$8.13

Class B	1,000.00	1,013.36	2.35	11.93

Class C	1,000.00	1,013.36	2.35	11.93

Class I	1,000.00	1,018.40	1.35	6.87

Class O	1,000.00	1,017.14	1.60	8.13

  *  Expenses are equal to the Fund's annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of ING Global Science and Technology Fund and ING International Growth Fund, each a series of ING Series Fund, Inc. (collectively the "Funds"), including the portfolios of investments, as of October 31, 2004, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the twenty-four month period then ended, and the financial highlights for each of the years or periods in the five-year period then ended except for the financial highlights of the ING International Growth Fund for the year ended October 31, 2002. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for ING International Growth Fund for the year ended October 31, 2002 were audited by other auditors whose report thereon dated December 13, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Science and Technology Fund and ING International Growth Fund as of October 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 17, 2004

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

	ING Global Science and Technology Fund	ING International Growth Fund
ASSETS:

Investments in securities at value+*	$68,562,035	$58,166,362

Short-term investments at amortized cost	9,269,865	750,151

Repurchase agreement	-	594,000

Cash	1,357,066	613

Foreign currencies at value**	1,009,625	-

Receivables:

Investment securities sold	1,230,207	143,048

Dividends and interest	5,185	142,505

Prepaid expenses	27,138	21,154

Reimbursement due from manager	825	2,264

Total assets	81,461,946	59,820,097

LIABILITIES:

Payable for investment securities purchased	728,463	-

Payable for fund shares redeemed	63,637	4,881

Payable upon receipt of securities loaned	9,269,865	750,151

Payable to affiliates	178,821	59,833

Payable for director fees	46,695	2,380

Payable for foreign currencies at value**	-	30,989

Other accrued expenses and liabilities	118,391	110,462

Total liabilities	10,405,872	958,696

NET ASSETS	$71,056,074	$58,861,401

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$204,748,648	$114,508,680

Undistributed net investment income (accumulated net investment loss)	(2,711)	361,418

Accumulated net realized loss on investments, foreign currencies and futures	(137,670,118)	(60,333,537)

Net unrealized appreciation on investments and foreign currencies	3,980,255	4,324,840

NET ASSETS	$71,056,074	$58,861,401

+ Including securities loaned at value	$8,867,147	$722,029

* Cost of investments in securities	$64,593,956	$53,852,179

** Cost of foreign currencies	$997,542	$(31,033)

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004 (CONTINUED)

	ING Global Science and Technology Fund	ING International Growth Fund
Class A:

Net Assets	$32,781,571	$33,332,679

Shares authorized	100,000,000	200,000,000

Par value	$0.001	$0.001

Shares outstanding	9,453,470	4,495,827

Net asset value and redemption price per share	$3.47	$7.41

Maximum offering price per share (5.75%)(1)	$3.68	$7.86

Class B:

Net Assets	$13,631,580	$2,101,600

Shares authorized	100,000,000	200,000,000

Par value	$0.001	$0.001

Shares outstanding	4,075,666	290,057

Net asset value and redemption price per share(2)	$3.34	$7.25

Maximum offering price per share	$3.34	$7.25

Class C:

Net Assets	$3,924,121	$1,418,727

Shares authorized	100,000,000	200,000,000

Par value	$0.001	$0.001

Shares outstanding	1,180,083	196,140

Net asset value and redemption price per share(2)	$3.33	$7.23

Maximum offering price per share	$3.33	$7.23

Class I:

Net Assets	$8,910,673	$8,027,521

Shares authorized	100,000,000	200,000,000

Par value	$0.001	$0.001

Shares outstanding	2,537,588	1,074,247

Net asset value and redemption price per share	$3.51	$7.47

Maximum offering price per share	$3.51	$7.47

Class O:

Net Assets	$11,808,129	$13,980,874

Shares authorized	100,000,000	200,000,000

Par value	$0.001	$0.001

Shares outstanding	3,396,473	1,884,045

Net asset value and redemption price per share	$3.48	$7.42

Maximum offering price per share	$3.48	$7.42

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 2004

	ING Global Science and Technology Fund(1)	ING International Growth Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes withheld*	$54,773	$1,209,810

Interest	1,237	156,801

Securities lending income	8,977	2,380

Total investment income	64,987	1,368,991

EXPENSES:

Investment management fees	306,717	554,712

Distribution and service fees:

Class A	33,737	91,227

Class B	57,420	19,188

Class C	16,837	14,079

Class O	11,626	25,172

Transfer agent fees	123,882	164,027

Administrative service fees	23,369	52,208

Shareholder reporting expense	26,674	65,768

Registration fees	26,386	87,479

Professional fees	7,252	26,720

Custody and accounting expense	3,074	59,190

Director fees	989	3,951

Miscellaneous expense	4,165	6,310

Total expenses	642,128	1,170,031

Less:

Net waived and reimbursed fees	84,697	151,825

Net expenses	557,431	1,018,206

Net investment income (loss)	(492,444)	350,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES:

Net realized gain (loss) on:

Investments	(5,325,638)	11,243,255

Foreign currencies	(4,802)	36,685

Futures	-	125,601

Net realized gain (loss) on investments, foreign currencies and futures	(5,330,440)	11,405,541

Net change in unrealized appreciation or depreciation on:

Investments	2,501,141	(3,124,886)

Foreign currencies	12,130	14,190

Futures	-	(32,962)

Net change in unrealized appreciation or depreciation on investments, foreign currencies and futures	2,513,271	(3,143,658)

Net realized and unrealized gain (loss) on investments, foreign currencies and futures	(2,817,169)	8,261,883

Increase (decrease) in net assets resulting from operations	$(3,309,613)	$8,612,668

  (1)  The Fund changed its fiscal year end from May 31 to October 31.

* Foreign taxes withheld	$2,926	$150,188

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Science and Technology Fund			ING International Growth Fund
	Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004	Year Ended May 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$(492,444)	$(1,308,931)	$(242,880)	$350,785	$415,396

Net realized gain (loss) on investments, foreign currencies and futures	(5,330,440)	7,106,928	(3,855,007)	11,405,541	2,006,218

Net change in unrealized appreciation or depreciation on investments, foreign currencies and futures	2,513,271	3,617,582	7,169,249	(3,143,658)	12,129,528

Net increase (decrease) in net assets resulting from operations	(3,309,613)	9,415,579	3,071,362	8,612,668	14,551,142

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	-	-	-	(397,940)	(35,542)

Class B	-	-	-	(11,014)	-

Class C	-	-	-	(7,561)	-

Class I	-	-	-	(259,142)	(70,808)

Class O	-	-	-	(65,291)	(3,008)

Total distributions	-	-	-	(740,948)	(109,358)

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	7,132,369	37,422,914	11,554,001	34,716,915	381,553,333

Dividends reinvested	-	-	-	726,046	101,759

Net assets received in connection with reorganization	-	-	34,021,849	-	-

	7,132,369	37,422,914	45,575,850	35,442,961	381,655,092

Cost of shares redeemed	(9,446,927)	(25,798,751)	(6,570,163)	(50,073,912)	(386,900,206)

Net increase (decrease) in net assets resulting from capital share transactions	(2,314,558)	11,624,163	39,005,687	(14,630,951)	(5,245,114)

Net increase (decrease) in net assets	(5,624,171)	21,039,742	42,077,049	(6,759,231)	9,196,670

NET ASSETS:

Beginning of year	76,680,245	55,640,503	13,563,454	65,620,632	56,423,962

End of year	$71,056,074	$76,680,245	$55,640,503	$58,861,401	$65,620,632

Undistributed net investment income (accumulated net investment loss) at end of year	$(2,711)	$(10,979)	$-	$361,418	$626,787

(1)  The Fund changed its fiscal year end from May 31 to October 31.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2004(1)	2004	2003	2002(2)	2001	2000
Per Share Operating Performance:

Net asset value, beginning of period	$3.61	3.07	3.82	3.88	8.56	10.00

Income (loss) from investment operations:

Net investment loss	$(0.02)	(0.06)	(0.02)	(0.04)	(0.05)	(0.06)

Net realized and unrealized gain (loss) on investments	$(0.12)	0.60	(0.73)	(0.02)	(4.63)	(1.38)

Total from investment operations	$(0.14)	0.54	(0.75)	(0.06)	(4.68)	(1.44)

Net asset value, end of period	$3.47	3.61	3.07	3.82	3.88	8.56

Total Return(4)%	(3.88)	17.59	(19.63)	(1.55)	(54.67)	(14.40)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$32,782	35,601	29,539	10,341	7,425	7,569

Ratios to average net assets:

Net expenses after expense reimbursement(5)(6)%	1.75	1.82	1.75	1.75	1.75	1.75

Gross expenses prior to expense reimbursement(5)%	2.04	2.25	3.03	2.60	2.61	2.73

Net investment loss after expense reimbursement(5)(6)%	(1.53)	(1.63)	(1.48)	(1.68)	(1.36)	(1.34)

Portfolio turnover rate %	48	121	28	59	175	124

	Class B
	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2004(1)	2004	2003	2002(2)	2001	2000
Per Share Operating Performance:

Net asset value, beginning of period	$3.50	3.00	3.75	3.84	8.52	10.00

Income (loss) from investment operations:

Net investment loss	$(0.03)	(0.09)	(0.01)	(0.06)	(0.11)	(0.08)

Net realized and unrealized gain (loss) on investments	$(0.13)	0.59	(0.74)	(0.03)	(4.57)	(1.40)

Total from investment operations	$(0.16)	0.50	(0.75)	(0.09)	(4.68)	(1.48)

Net asset value, end of period	$3.34	3.50	3.00	3.75	3.84	8.52

Total Return(4)%	(4.57)	16.67	(20.00)	(2.34)	(54.93)	(14.80)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$13,632	15,452	14,311	1,194	1,224	2,329

Ratios to average net assets:

Net expenses after expense reimbursement(5)(6)%	2.50	2.57	2.50	2.50	2.50	2.50

Gross expenses prior to expense reimbursement(5)%	2.79	3.00	3.78	3.35	3.36	3.48

Net investment loss after expense reimbursement(5)(6)%	(2.27)	(2.38)	(2.19)	(2.42)	(2.11)	(2.09)

Portfolio turnover rate %	48	121	28	59	175	124

(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2004(1)	2004	2003	2002(2)	2001	2000
Per Share Operating Performance:

Net asset value, beginning of period	$3.48	2.97	3.76	3.84	8.52	10.00

Income (loss) from investment operations:

Net investment loss	$(0.03)	(0.09)	(0.01)	(0.07)	(0.17)	(0.07)

Net realized and unrealized gain (loss) on investments	$(0.12)	0.60	(0.78)	(0.01)	(4.51)	(1.41)

Total from investment operations	$(0.15)	0.51	(0.79)	(0.08)	(4.68)	(1.48)

Net asset value, end of period	$3.33	3.48	2.97	3.76	3.84	8.52

Total Return(4)%	(4.31)	17.17	(21.01)	(2.08)	(54.93)	(14.80)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$3,924	4,656	4,641	642	760	3,307

Ratios to average net assets:

Net expenses after expense reimbursement(5)(6)%	2.50	2.57	2.50	2.50	2.50	2.50

Gross expenses prior to expense reimbursement(5)%	2.79	3.00	3.78	3.35	3.36	3.48

Net investment loss after expense reimbursement(5)(6)%	(2.27)	(2.38)	(2.22)	(2.42)	(2.11)	(2.09)

Portfolio turnover rate %	48	121	28	59	175	124

	Class I
	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2004(1)	2004	2003	2002(2)	2001	2000
Per share Operating Performance:

Net asset value, beginning of period	$3.65	3.09	3.84	3.90	8.58	10.00

Income (loss) from investment operations:

Net investment loss	$(0.02)	(0.05)	(0.01)	(0.04)	(0.06)	(0.14)

Net realized and unrealized gain (loss) on investments	$(0.12)	0.61	(0.74)	(0.02)	(4.62)	(1.28)

Total from investment operations	$(0.14)	0.56	(0.75)	(0.06)	(4.68)	(1.42)

Net asset value, end of period	$3.51	3.65	3.09	3.84	3.90	8.58

Total Return(4)%	(3.84)	18.12	(19.53)	(1.54)	(54.55)	(14.20)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$8,911	9,463	5,215	775	839	1,569

Ratios to average net assets:

Net expenses after expense reimbursement(5)(6)%	1.50	1.57	1.50	1.50	1.50	1.50

Gross expenses prior to expense reimbursement(5)%	1.79	2.00	2.78	2.35	2.36	2.48

Net investment loss after expense reimbursement(5)(6)%	(1.28)	(1.38)	(1.22)	(1.42)	(1.11)	(1.09)

Portfolio turnover rate %	48	121	28	59	175	124

(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annalized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	August 6 2001(3) to October 31,
	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:

Net asset value, beginning of period	$3.62	3.08	3.83	3.90	4.93

Income (loss) from investment operations:

Net investment loss	$(0.02)	(0.04)	(0.03)	(0.02)	(0.02)

Net realized and unrealized gain (loss) on investments	$(0.12)	0.58	(0.72)	(0.05)	(1.01)

Total from investment operations	$(0.14)	0.54	(0.75)	(0.07)	(1.03)

Net asset value, end of period	$3.48	3.62	3.08	3.83	3.90

Total Return(4)%	(3.87)	17.53	(19.58)	(1.80)	(20.89)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$11,808	11,509	1,935	610	30

Ratios to average net assets:

Net expenses after expense reimbursement(5)(6)%	1.75	1.80	1.75	1.75	1.75

Gross expenses prior to expense reimbursement(5)%	2.04	2.23	3.04	2.60	2.61

Net investment loss after expense reimbursement(5)(6)%	(1.53)	(1.61)	(1.48)	(1.73)	(1.36)

Portfolio turnover rate %	48	121	28	59	175

(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annalized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:

Net asset value, beginning of year	$6.55	5.42	7.27	13.50	13.74

Income (loss) from investment operations:

Net investment income (loss)	$0.04	0.04	(0.01)	(0.04)	(0.06)

Net realized and unrealized gain (loss) on investments	$0.89	1.10	(1.84)	(4.15)	1.39

Total from investment operations	$0.93	1.14	(1.85)	(4.19)	1.33

Less distributions from:

Net investment income	$0.07	0.01	-	-	-

Net realized gain on investments	$-	-	-	2.04	1.57

Total distributions	$0.07	0.01	-	2.04	1.57

Net asset value, end of year	$7.41	6.55	5.42	7.27	13.50

Total Return(2)%	14.40	20.96	(25.45)	(35.60)	8.80

Ratios and Supplemental Data:

Net assets, end of year (000's)	$33,333	37,452	36,737	52,392	83,245

Ratios to average net assets:

Net expenses after expense reimbursement(3)%	1.60	1.60	1.61	1.60	1.49

Gross expenses prior to expense reimbursement %	1.83	2.04	1.83	1.60	1.49

Net investment income (loss) after expense reimbursement(3)%	0.47	0.61	(0.19)	(0.39)	(0.55)

Portfolio turnover rate %	144	102	299	222	182

	Class B
	Year Ended October 31,
	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:

Net asset value, beginning of year	$6.42	5.34	7.22	13.42	13.69

Income (loss) from investment operations:

Net investment loss	$(0.02)	(0.01)	(0.06)	(0.10)	(0.05)

Net realized and unrealized gain (loss) on investments	$0.90	1.09	(1.82)	(4.13)	1.29

Total from investment operations	$0.88	1.08	(1.88)	(4.23)	1.24

Less distributions from:

Net investment income	$0.05	-	-	-	-

Net realized gain on investments	$-	-	-	1.97	1.51

Total distributions	$0.05	-	-	1.97	1.51

Net asset value, end of year	$7.25	6.42	5.34	7.22	13.42

Total Return(2)%	13.74	20.22	(26.04)	(36.10)	8.15

Ratios and Supplemental Data:

Net assets, end of year (000's)	$2,102	1,515	829	1,069	1,617

Ratios to average net assets:

Net expenses after expense reimbursement(3)%	2.35	2.35	2.36	2.35	2.24

Gross expenses prior to expense reimbursement %	2.58	2.79	2.59	2.35	2.24

Net investment loss after expense reimbursement(3)%	(0.27)	(0.20)	(0.91)	(1.14)	(1.30)

Portfolio turnover rate %	144	102	299	222	182

(1)  Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:

Net asset value, beginning of year	$6.40	5.33	7.19	13.39	13.68

Income (loss) from investment operations:

Net investment loss	$(0.02)	(0.01)	(0.21)	(0.17)	(0.05)

Net realized and unrealized gain (loss) on investments	$0.89	1.08	(1.65)	(4.06)	1.27

Total from investment operations	$0.87	1.07	(1.86)	(4.23)	1.22

Less distributions from:

Net investment income	$0.04	-	-	-	-

Net realized gain on investments	$-	-	-	1.97	1.51

Total distributions	$0.04	-	-	1.97	1.51

Net asset value, end of year	$7.23	6.40	5.33	7.19	13.39

Total Return(2)%	13.63	20.08	(25.87)	(36.08)	7.91

Ratios and Supplemental Data:

Net assets, end of year (000's)	$1,419	1,310	905	2,557	8,187

Ratios to average net assets:

Net expenses after expense reimbursement(3)%	2.35	2.35	2.36	2.35	2.24

Gross expenses prior to expense reimbursement %	2.58	2.79	2.57	2.35	2.24

Net investment loss after expense reimbursement(3)%	(0.29)	(0.17)	(1.03)	(1.14)	(1.30)

Portfolio turnover rate %	144	102	299	222	182

	Class I
	Year Ended October 31,
	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:

Net asset value, beginning of year	$6.60	5.46	7.32	13.57	13.78

Income (loss) from investment operations:

Net investment income (loss)	$0.09	0.05	0.00 *†	(0.01)	(0.09)

Net realized and unrealized gain (loss) on investments	$0.87	1.11	(1.86)*	(4.17)	1.47

Total from investment operations	$0.96	1.16	(1.86)	(4.18)	1.38

Less distributions from:

Net investment income	$0.09	0.02	-	-	-

Net realized gain on investments	$-	-	-	2.07	1.59

Total distributions	$0.09	0.02	-	2.07	1.59

Net asset value, end of year	$7.47	6.60	5.46	7.32	13.57

Total Return(2)%	14.76	21.31	(25.41)	(35.47)	9.16

Ratios and Supplemental Data:

Net assets, end of year (000's)	$8,028	20,797	17,098	27,777	46,655

Ratios to average net assets:

Net expenses after expense reimbursement(3)%	1.35	1.35	1.36	1.35	1.24

Gross expenses prior to expense reimbursement %	1.58	1.79	1.58	1.35	1.24

Net investment income (loss) after expense reimbursement(3)%	0.84	0.89	0.04	(0.14)	(0.30)

Portfolio turnover rate %	144	102	299	222	182

(1)  Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

	Class O
		Year Ended October 31,			August 1, 2001(2) to Oct. 31,
	2004	2003	2002(1)		2001
Per Share Operating Performance:

Net asset value, beginning of period	$6.57	5.45	7.28		8.41

Income (loss) from investment operations:

Net investment income (loss)	$0.05	0.02	0.01	*	(0.01)

Net realized and unrealized gain (loss) on investments	$0.89	1.11	(1.84	)*	(1.12)

Total from investment operations	$0.94	1.13	(1.83)		(1.13)

Less distributions from:

Net investment income	$0.09	0.01	-		-

Total distributions	$0.09	0.01	-		-

Net asset value, end of period	$7.42	6.57	5.45		7.28

Total Return(3)%	14.50	20.87	(25.14)		(13.44)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$13,981	4,546	854		18

Ratios to average net assets:

Net expenses after expense reimbursement(4)(5)%	1.60	1.60	1.61		1.60

Gross expenses prior to expense reimbursement(4)%	1.83	2.04	1.98		1.60

Net investment income (loss) after expense reimbursement(4)(5)%	0.59	0.43	0.17		(0.39)

Portfolio turnover rate %	144	102	299		222

(1)  Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management, Co. was appointed as Sub-Adviser.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004

NOTE 1 - ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-one separate investment series, which comprise the ING Series Fund, Inc. The ING Global Science and Technology Fund ("Global Science and Technology") and the ING International Growth Fund ("International Growth") are two series of that company included in this report.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), to serve as the Sub-Adviser to the International Growth Fund. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors (''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that a Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds pay dividends and capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. The Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. The Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

K.  Illiquid and Restricted Securities. The Funds may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.  Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 - INVESTMENT TRANSACTIONS

For the year ended October 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Science and Technology	$32,432,601	$34,863,246

International Growth	89,411,618	99,910,414

NOTE 4 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into Investment Management Agreements with ING Investments, LLC (the "Investment Manager"). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of the Funds, at the following annual rates:

For International Growth - 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion; and for Global Science and Technology - 1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion.

BlackRock Advisors, Inc. ("BlackRock"), a Delaware Corporation, serves as Sub-Adviser to the Global Science and Technology Fund pursuant to a Sub-Advisory Agreement effective April 1, 2004 between the Investment Manager and BlackRock through December 31, 2005.

ING IM serves as Sub-Adviser to the International Growth Fund. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments, LLC has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the International Growth Fund that purchased their shares through ILIAC. In exchange for these services, ING Investments, LLC pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended October 31, 2004, ING Investments, LLC paid ILIAC $120,347 and $65,394 for Class A and Class I, respectively.

NOTE 5 - DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 5 - DISTRIBUTION AND SERVICE FEES (continued)

and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares. For the year ended October 31, 2004, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares
Initial Sales Charges	$4,128	N/A	N/A

Contingent Deferred Sales Charges	-	$-	$1,258

NOTE 6 - OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Global Science and Technology	$150,052	$4,745	$24,024	$178,821

International Growth	42,975	3,959	12,899	59,833

At October 31, 2004, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 30.26% and 41.22% of the Global Science and Technology Fund and the International Growth Fund, respectively. Investment activities of this shareholder could have a material impact on the Funds.

The Fund has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 - EXPENSE LIMITATIONS

The Investment Manager has voluntarily entered into written Expense Limitation Agreements with the Funds to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology	1.75%	2.50%	2.50%	1.50%	1.75%

International Growth	1.60%	2.35%	2.35%	1.35%	1.60%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	October 31,
	2005	2006	2007	Total
Global Science and Technology	$93,378	$269,179	$260,107	$622,664

International Growth	118,529	272,421	151,825	542,775

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 - LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The Credit Agreement was reduced to $100,000,000 subsequent to the period end. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Funds will pay their pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended October 31, 2004, the Funds did not have any loans outstanding under the line of credit.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 9 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares			Class B Shares
	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Year Ended May 31, 2003	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Year Ended May 31, 2003
Global Science and Techology (Number of Shares)

Share sold	694,269	4,356,415	2,993,231	53,046	632,167	93,853

Shares issued in merger	-	-	5,694,493	-	-	4,497,751

Shares redeemed	(1,095,485)	(4,125,639)	(1,773,707)	(398,189)	(986,581)	(134,635)

Net increase (decrease) in shares outstanding	(401,216)	230,776	6,914,017	(345,143)	(354,414)	4,456,969

Global Science and Techology ($)

Shares sold	$2,321,268	$15,922,885	$8,400,347	$170,146	$2,228,357	$251,400

Shares issued in merger	-	-	15,071,215	-	-	11,630,436

Shares redeemed	(3,623,151)	(14,979,565)	(4,845,504)	(1,270,522)	(3,466,581)	(369,698)

Net increase (decrease)	$(1,301,883)	$943,320	$18,626,058	$(1,100,376)	$(1,238,224)	$11,512,138

	Class C Shares			Class I Shares
	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Year Ended May 31, 2003	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Year Ended May 31, 2003
Global Science and Techology (Number of Shares)

Share sold	32,799	143,777	44,101	325,139	1,627,546	154,591

Shares issued in merger	-	-	1,412,021	-	-	1,387,190

Shares redeemed	(192,590)	(364,160)	(66,548)	(376,964)	(724,146)	(57,786)

Net increase (decrease) in shares outstanding	(159,791)	(220,383)	1,389,574	(51,825)	903,400	1,483,995

Global Science and Techology ($)

Shares sold	$104,802	$496,839	$122,083	$1,094,499	$5,932,893	$451,353

Shares issued in merger	-	-	3,623,089	-	-	3,697,109

Shares redeemed	(607,245)	(1,268,311)	(178,252)	(1,253,365)	(2,712,982)	(157,801)

Net increase (decrease)	$(502,443)	$(771,472)	$3,566,920	$(158,866)	$3,219,911	$3,990,661

	Class O Shares
	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Year Ended May 31, 2003
Global Science and Techology (Number of Shares)

Share sold	1,036,119	3,452,749	835,084

Shares redeemed	(817,057)	(904,301)	(365,522)

Net increase (decrease) in shares outstanding	219,062	2,548,448	469,562

Global Science and Techology ($)

Shares sold	$3,441,654	$12,841,940	$2,328,818

Shares redeemed	(2,692,644)	(3,371,312)	(1,018,908)

Net increase (decrease)	$749,010	$9,470,628	$1,309,910

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 9 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International Growth (Number of Shares)

Share sold	1,390,676	44,000,246	131,925	256,163	55,816	258,749

Dividends reinvested	61,277	5,990	1,542	-	1,052	-

Shares redeemed	(2,676,545)	(45,058,328)	(79,414)	(175,447)	(65,433)	(223,711)

Net increase (decrease) in shares outstanding	(1,224,592)	(1,052,092)	54,053	80,716	(8,565)	35,038

International Growth ($)

Shares sold	$9,752,562	$245,673,119	$912,702	$1,362,279	$383,146	$1,418,143

Dividends reinvested	392,152	33,185	9,713	-	6,615	-

Shares redeemed	(18,791,879)	(253,932,774)	(558,006)	(925,799)	(453,143)	(1,212,545)

Net increase (decrease)	$(8,647,165)	$(8,226,470)	$364,409	$436,480	$(63,382)	$205,598

	Class I Shares		Class O Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International Growth (Number of Shares)

Share sold	1,321,948	22,484,449	2,032,417	1,124,831

Dividends reinvested	40,015	11,866	9,340	446

Shares redeemed	(3,437,353)	(22,475,696)	(849,567)	(590,314)

Net increase (decrease) in shares outstanding	(2,075,390)	20,619	1,192,190	534,963

International Growth ($)

Shares sold	$9,275,517	$126,691,420	$14,392,988	$6,408,372

Dividends reinvested	257,698	66,093	59,868	2,481

Shares redeemed	(24,298,222)	(127,553,699)	(5,972,662)	(3,275,389)

Net increase (decrease)	$(14,765,007)	$(796,186)	$8,480,194	$3,135,464

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 10 - CONCENTRATION OF RISKS

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

NOTE 11 - SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2004, the market value of the securities on loan and the collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Global Science and Technology	$8,867,147	$9,269,865

International Growth	722,029	750,151

NOTE 12 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of October 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments
Global Science and Technology	$ (505,514)	$500,712	$4,802

International Growth	1,464,152	124,794	(1,588,946)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was $740,948 and $109,358 of ordinary income during the year ended October 31, 2004 and the year ended October 31, 2003, respectively for the International Growth Fund. There were no distributions for the Global Science and Technology Fund.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2004:

	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Global Science and Technology	$-	$2,684,690	$(2,395,848)	2005

			(5,235,188)	2006

			(63,236,007)	2007

			(45,066,671)	2008

			(6,376,213)	2009

			(618,714)	2010

			(8,286,525)	2011

			(5,162,098)	2012

			$(136,377,264)*

International Growth	361,453	4,193,164	$(42,128,654)	2009

			(18,073,242)	2010

			$(60,201,896)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 13 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those produc ts by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 13 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

  PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 96.5%

		Bermuda: 1.3%

37,900	@	Accenture Ltd.	$917,559

			917,559

		Canada: 0.4%

25,364	@	Telesystem Intl. Wireless, Inc.	277,736

			277,736

		China: 0.0%

31,500		Travelsky Technology Ltd.	25,718

			25,718

		Germany: 1.5%

24,900		SAP AG ADR	1,061,985

			1,061,985

		India: 1.1%

29,200	L	Satyam Computer Services Ltd. ADR	767,084

			767,084

		Indonesia: 0.5%

17,692		Telekomunikasi Indonesia Tbk PT ADR	337,386

			337,386

		Japan: 0.4%

11,200		Nippon Electric Glass Co., Ltd.	249,587

			249,587

		Russia: 0.5%

2,400		Mobile TeleSystems OJSC ADR	348,288

			348,288

		South Korea: 1.4%

2,600		Samsung Electronics Co., Ltd.	1,022,328

			1,022,328

		Switzerland: 1.1%

10,900		Alcon, Inc.	776,080

			776,080

		Taiwan: 3.5%

140,000		HON HAI Precision Industry Co., Ltd.	515,266

508,000		Lite-On Technology Corp.	452,835

470,000	@	Powerchip Semiconductor Corp.	357,867

318,000		Quanta Computer, Inc.	513,919

90,006		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	681,346

			2,521,233

		Turkey: 0.5%

21,644	L	Turkcell Iletisim Hizmet AS ADR	331,153

			331,153

		United States: 84.3%

194,400	@,L	ADC Telecommunications, Inc.	429,624

16,800		Adobe Systems, Inc.	941,304

32,200	@	Agilent Technologies, Inc.	806,932

53,100	@,L	Alamosa Holdings, Inc.	532,859

12,600	@,L	Amylin Pharmaceuticals, Inc.	268,380

18,950		Analog Devices, Inc.	762,927

Shares			Value
37,800	@,L	Andrew Corp.	$528,444

59,250	@	Applied Materials, Inc.	953,925

52,800	@,L	aQuantive, Inc.	472,560

67,758	@	Arqule, Inc.	304,911

24,900	@	Ascential Software Corp.	350,841

15,000	@	Ask Jeeves, Inc.	386,700

39,200	@	Auxilium Pharmaceuticals, Inc.	342,922

33,200	@	Avaya, Inc.	478,080

33,100	@	BMC Software, Inc.	626,252

30,910	@,L	Bookham, Inc.	154,241

30,900	@	Boston Scientific Corp.	1,090,770

26,400	@	Broadcom Corp.	714,120

72,700	@	Caliper Life Sciences, Inc.	508,900

17,500	@	Celgene Corp.	518,350

23,300	@	Chiron Corp.	755,386

79,352	@	Cisco Systems, Inc.	1,524,352

21,200	@	Citrix Systems, Inc.	511,556

27,300		Computer Associates Intl., Inc.	756,483

92,000	@	Compuware Corp.	532,680

24,500	@,L	Corgentech, Inc.	467,215

30,900	@	Cotherix, Inc.	185,400

21,100	@	Dell, Inc.	739,766

36,400	@	Digi Intl., Inc.	498,316

46,200	@	Digitas, Inc.	415,800

62,300	@	Dyax Corp.	357,602

5,100	@	eBay, Inc.	497,811

23,800	@	Electronic Arts, Inc.	1,069,096

69,050	@	EMC Corp.	888,674

40,400	@	Emulex Corp.	424,604

11,900	@,L	Eyetech Pharmaceuticals, Inc.	505,036

24,200	@	Fairchild Semiconductor Intl., Inc.	347,754

19,500	@	First Horizon Pharmaceutical Corp.	479,310

15,200	@	Forest Laboratories, Inc.	677,919

30,000	@	Genentech, Inc.	1,365,900

33,700	@,L	General Cable Corp.	414,510

9,400	@	Gilead Sciences, Inc.	325,522

8,200		Guidant Corp.	546,284

33,500		Hewlett-Packard Co.	625,110

24,500	@	Integrated Circuit Systems, Inc.	552,475

42,571		Intel Corp.	947,630

15,900		International Business Machines Corp.	1,427,025

14,300	@	International Rectifier Corp.	568,425

28,300		Intersil Corp.	461,856

7,700	@	Intuit, Inc.	349,272

6,400	@	Invitrogen Corp.	370,560

90,200	@	iVillage, Inc.	462,275

27,400	@	Juniper Networks, Inc.	729,114

28,800	@	KLA-Tencor Corp.	1,311,264

31,800	@	Lam Research Corp.	827,754

59,700	@	Lawson Software, Inc.	341,484

18,400		Linear Technology Corp.	696,992

15,200		Maxim Integrated Products, Inc.	668,648

23,700	@	McAfee, Inc.	573,540

12,400	@	Medco Health Solutions, Inc.	420,484

70,400	@	Mediacom Communications Corp.	461,120

25,700	@	MedImmune, Inc.	730,394

53,600	@,L	MEMC Electronic Materials, Inc.	503,840

49,988		Microsoft Corp.	1,399,163

33,400	@	Millennium Pharmaceuticals, Inc.	433,532

30,400	@	Nextel Communications, Inc.	805,296

21,049	@,L	NitroMed, Inc.	511,491

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		United States (continued)

25,500	@	Noven Pharmaceuticals, Inc.	$575,025

25,300	@,L	NPS Pharmaceuticals, Inc.	432,124

39,500	@,L	Nuvelo, Inc.	362,610

127,800	@,L	OpenTV Corp.	411,516

65,592	@	Oracle Corp.	830,395

32,600	@	PeopleSoft, Inc.	677,102

75,100	@	Powerwave Technologies, Inc.	560,997

27,700	@,L	Protein Design Labs, Inc.	530,455

13,700		QUALCOMM, Inc.	572,797

17,000	@	Salix Pharmaceuticals Ltd.	272,510

66,300	@	Sanmina-SCI Corp.	530,400

26,100		Scientific-Atlanta, Inc.	714,879

51,100	@	Siebel Systems, Inc.	485,450

56,700	@	Skyworks Solutions, Inc.	504,063

9,800	@	St. Jude Medical, Inc.	750,386

15,700	@	Symantec Corp.	893,958

16,500	@	Tekelec	368,280

23,900	@	Telik, Inc.	440,955

22,700	@	Teradyne, Inc.	375,912

33,550		Texas Instruments, Inc.	820,298

26,300	@	Thermo Electron Corp.	762,700

58,000	@	TIBCO Software, Inc.	563,760

29,000	@	Transkaryotic Therapies, Inc.	501,990

56,500	@,L	UnitedGlobalCom, Inc. - Class A	422,620

15,200	@	Varian Semiconductor Equipment Associates, Inc.	526,072

24,900	@,L	VeriSign, Inc.	668,067

38,300	@	Veritas Software Corp.	838,004

25,100	@,L	Vicuron Pharmaceuticals, Inc.	351,902

50,000	@,L	webMethods, Inc.	346,500

14,900	@,L	WMS Industries, Inc.	435,825

25,050		Xilinx, Inc.	766,530

27,440	@	Yahoo!, Inc.	993,054

			59,925,898

		Total Common Stock (Cost $64,593,956)	68,562,035

Principal Amount			Value
SHORT-TERM INVESTMENTS: 13.0%

	Securities Lending CollateralCC: 13.0%

$9,269,865	The Bank of New York Institutional Cash Reserves Fund		9,269,865

	Total Short-Term Investments (Cost $9,269,865)		9,269,865

	Total Investments In Securities (Cost $73,863,821*)	109.5%	$77,831,900

	Other Assets and Liabilities-Net	(9.5)	(6,775,826)

	Net Assets	100.0%	$71,056,074

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $75,156,675. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,641,218

Gross Unrealized Depreciation	(4,965,993)

Net Unrealized Appreciation	$2,675,225

Industry	Percentage of Net Assets
Biotechnology	9.3%

Commercial Services	1.3

Computers	6.5

Electrical Components and Equipment	2.0

Electronics	4.0

Healthcare - Products	5.2

Internet	8.8

Leisure Time	0.6

Media	1.2

Pharmaceuticals	8.3

Semiconductors	19.7

Software	17.6

Telecommunications	12.0

Securities Lending Collateral	13.0

Other Assets and Liabilities, Net	(9.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 98.8%

		Australia: 3.1%

50,300		BHP Billiton Ltd.	$520,178

81,500		Boral Ltd.	403,993

54,600		QBE Insurance Group Ltd.	560,717

18,200		St. George Bank Ltd.	318,258

			1,803,146

		Belgium: 1.0%

22,900		Fortis	582,263

			582,263

		Brazil: 0.8%

3,900		Banco Itau Holding Financeira SA ADR	235,950

6,400		Petroleo Brasileiro SA ADR	227,264

			463,214

		Denmark: 1.0%

15,200		TDC A/S	563,643

			563,643

		Finland: 1.3%

49,300		Nokia Oyj	759,036

			759,036

		France: 9.0%

26,600		AXA	573,754

24,000		Credit Agricole SA	703,779

27,500	@	France Telecom SA	788,473

8,000		Peugeot SA	491,930

3,900		Pinault-Printemps-Redoute	367,848

15,852		Sanofi-Aventis	1,156,178

6,000		Total SA	1,248,649

			5,330,611

		Germany: 8.6%

55,400	@	Deutsche Telekom AG	1,064,380

7,600		E.ON AG	619,840

8,200		Fresenius Medical Care AG	628,933

10,200		Metro AG	485,627

8,400		RWE AG	444,556

3,300		SAP AG	562,117

9,900		Siemens AG	738,571

28,300		ThyssenKrupp AG	532,915

			5,076,939

		Greece: 0.6%

13,020		Alpha Bank AE	373,096

			373,096

		Hong Kong: 1.6%

61,000		Cheung Kong Holdings Ltd.	505,235

161,000		Citic Pacific Ltd.	411,689

			916,924

		India: 0.3%

7,800	#	Reliance Industries Ltd. GDR	193,440

			193,440

		Ireland: 1.8%

38,300		Bank of Ireland	524,539

33,400		Depfa Bank PLC	507,264

			1,031,803

Shares			Value
		Israel: 0.4%

9,200		Teva Pharmaceutical Industries Ltd. ADR	$239,200

			239,200

		Italy: 4.4%

63,600		Enel S.p.A.	574,314

40,200		Mediaset S.p.A.	458,190

292,100		Telecom Italia S.p.A.	972,351

104,300		UniCredito Italiano S.p.A.	559,998

			2,564,853

		Japan: 23.3%

29,500		Aeon Co., Ltd.	471,481

21,000		Bridgestone Corp.	379,836

71,000		Calsonic Kansei Corp.	513,081

23,200		Chubu Electric Power Co., Inc.	503,588

48,000		Citizen Watch Co., Ltd.	450,381

24,000		Dai Nippon Printing Co., Ltd.	327,700

108		East Japan Railway Co.	567,062

16,400		Eisai Co., Ltd.	471,533

81,000		Hitachi Ltd.	506,982

176,000	@,L	Isuzu Motors Ltd.	500,534

26,800		JFE Holdings, Inc.	718,813

37,100		Marui Co., Ltd.	464,039

55,000		Matsushita Electric Industrial Co., Ltd.	795,822

232,000		Mitsubishi Chemical Corp.	671,504

73,000		Mitsui OSK Lines Ltd.	432,005

89,000		Mitsui Trust Holdings, Inc.	611,237

214		Mizuho Financial Group, Inc.	824,802

144		Nippon Telegraph & Telephone Corp.	611,159

27,000		Onward Kashiyama Co., Ltd.	351,217

23,900		Sankyo Co., Ltd.	496,079

48,000		Sumitomo Electric Industries Ltd.	453,286

86,000		The Sumitomo Trust & Banking Co., Ltd.	500,414

154,000		Toshiba Corp.	618,461

9,000		Uni-Charm Corp.	454,070

38,100		Yamaha Corp.	579,978

31,000		Yamaha Motor Co., Ltd.	470,559

			13,745,623

		Netherlands: 3.8%

46,548		Aegon NV	510,561

11,900		Akzo Nobel NV	447,782

7,000		DSM NV	381,332

67,200	@	Koninklijke Ahold NV	465,892

18,400		TPG NV	443,561

			2,249,128

		Norway: 0.6%

5,100		Norsk Hydro ASA	375,093

			375,093

		Singapore: 0.8%

163,000		Singapore Press Holdings Ltd.	460,752

			460,752

		South Korea: 0.8%

6,800	@,L	Kookmin Bank ADR	228,684

1,200		Samsung Electronics Co., Ltd.	235,966

			464,650

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		Spain: 3.7%

68,800		Banco Santander Central Hispano SA	$767,974

28,800		Endesa SA	584,867

37,800		Repsol YPF SA	818,780

			2,171,621

		Sweden: 3.2%

18,900		Electrolux AB	349,923

74,800		Nordea Bank AB	646,111

105,600		Skandia Forsakrings AB	393,961

44,000		Swedish Match AB	484,586

			1,874,581

		Switzerland: 5.2%

10,850		Roche Holding AG	1,107,296

6,050		Swiss Reinsurance Co.	370,877

14,420		UBS AG	1,040,871

3,702	@	Zurich Financial Services AG	526,761

			3,045,805

		Taiwan: 0.4%

32,400		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	245,268

			245,268

		United Kingdom: 23.1%

23,800		Anglo American PLC	522,856

138,100		BAE Systems PLC	603,877

165,520		BP PLC	1,604,549

107,100	@	British Airways PLC	425,023

41,200		British American Tobacco PLC	619,175

58,100		Enterprise Inns PLC	659,942

33,100		GlaxoSmithKline PLC ADR	1,403,440

105,500		HSBC Holdings PLC	1,701,966

350,300		Legal & General Group PLC	636,527

63,800		Reed Elsevier PLC	569,660

166,400		Rentokil Initial PLC	472,587

38,173		Royal Bank of Scotland Group PLC	1,123,658

35,200		Severn Trent PLC	591,060

212,500		Shell Transport & Trading Co. PLC	1,673,462

41,600		Smith and Nephew PLC	353,902

80,000	@	Unilever PLC	673,989

			13,635,673

		Total Common Stock (Cost $53,852,179)	58,166,362

Principal Amount			Value
SHORT-TERM INVESTMENTS: 2.3%

	Repurchase Agreement: 1.0%

$594,000 Market Value $611,821, due 05/15/07).	Goldman Sachs Repurchase Agreement dated 10/29/04, 1.850% due 11/01/04, $594,092 to be received upon repurchase (Collateralized by $655,855 United States Treasury Note 0.000%,	594,000

	Total Repurchase Agreement (Cost $594,000)	594,000

Principal Amount	Value
Securities Lending CollateralCC: 1.3%

$750,151	The Bank of New York Institutional Cash Reserves Fund		$750,151

	Total Securities Lending Collateral (Cost $750,151)		750,151

	Total Short-Term Investments (Cost $1,344,151)		1,344,151

	Total Investments In Securities (Cost $55,196,330*)	101.1%	$59,510,513

Other Assets and	Liabilities-Net	(1.1)	(649,112)

	Net Assets	100.0%	$58,861,401

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $55,327,971. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,973,378

Gross Unrealized Depreciation	(790,836)

Net Unrealized Appreciation	$4,182,542

Industry	Percentage of Net Assets
Aerospace/Defense	1.0%

Agriculture	1.9

Airlines	0.7

Apparel	0.6

Auto Manufacturers	1.7

Auto Parts and Equipment	1.5

Banks	19.0

Building Materials	0.7

Chemicals	2.9

Commercial Services	1.4

Cosmetics/Personal Care	0.8

Electric	4.6

Electrical Components and Equipment	3.1

Food	2.8

Healthcare - Products	1.7

Holding Companies - Diversified	0.7

Home Furnishings	2.9

Insurance	6.1

Iron/Steel	2.1

Leisure Time	0.8

Media	2.5

Mining	1.8

Miscellaneous Manufacturing	1.3

Oil and Gas	10.0

Pharmaceuticals	8.2

Real Estate	0.9

Retail	4.1

Semiconductors	0.4

Software	1.0

Telecommunications	8.1

Transportation	2.5

Water	1.0

Repurchase Agreement	1.0

Securities Lending Collateral	1.3

Other Assets and Liabilities, Net	(1.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
ING International Growth Fund

Class A	NII	$0.0718

Class B	NII	$0.0455

Class C	NII	$0.0369

Class I	NII	$0.0898

Class O	NII	$0.0887

NII - Net investment income

For the fiscal year ended October 31, 2004, the following is the percentage of net investment income dividend paid by the Fund that is designated as qualifying dividend income subject to reduced income tax rates for individuals:

International Growth	100.00%

During the fiscal year ended October 31, 2004, the foreign taxes paid or withheld were $150,188 on foreign source income for the International Growth Fund.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1941	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 to Present). Formerly, Director, Business and Economic Research Center (August 1999 - August 2002).	50	Director, International Atlantic Economic Society (October 2002 - Present); Academy of Economics and Finance (February 2001 - Present).

Maria T. Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1943	Director	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 -October 2002) and Associate Commissioner (1995 - 2002).	50	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1935	Director	April 1994 - Present	Financial Adviser, Self-Employed (January 1993 - Present).	50	Director, Northwest Center for the Arts, Torrington, CT.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1937	Director	June 1991 - Present	Retired. Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - May 2004).	50	Director/Trustee, Mass Mutual Corporate and Participation Investors (April 1997 - Present) Director, Advest Trust Company (1998 - Present); Director, Connecticut Health Foundation (2002 - Present).

Edward T. O'Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1935	Director	June 2002 - Present	Retired. Formerly, Partner/Chairman of Financial Service Group, Goodwin Procter LLP (June 1966 - September 2000);	50	None

Joseph E. Obermeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1957	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (Consulting firm) (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 - October 1999).	50	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are "Interested Persons"

J. Scott Fox(3) Aeltus Investment Management, Inc. 10 State House Square Hartford, Connecticut Born: 1955	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer (April 1994 - April 2001), Aeltus Investment Management, Inc.	50	Director of IPC Financial Network, Inc. (January 2001 - Present); Director, Metro Hartford Chamber of Commmerce and The Greater Hartford Arts Council.

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1956	Director	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002); President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001), President, ING-SCI, Inc. (August 1997 - December 2000); President, Aetna Financial Services (August 1997 - December 2000).	169	Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc. (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference for Community Justice; and Metro Atlanta Chamber of Commerce.

(1)  Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.

(3)  Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.

(4)  Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1949	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	April 2002 - Present March 2002 - Present	Executive Vice President, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1950	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1964	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1967	Vice President and Treasurer	March 2002 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); Vice President (February 1996 - Present) and Chief Compliance Officer (October 2001 - Present), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1967	Vice President	September 2003 - Present	Vice President of Financial Reporting - Fund Accounting of ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1958	Vice President	September 2004 - Present	Vice President of Compliance, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1973	Assistant Secretary	September 2004 - Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1976	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1957	Assistant Vice President	September 2004 - Present	Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund

ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Lexington Money Market Trust
ING Money Market Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRAR-AFINTLABCIO

(1004-122904)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $32,500 for year ended October 31, 2004 and $14,153 for year ended October 31, 2003.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $19,653 in the year ended October 31, 2004 and $567 in the year ended October 31, 2003.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $8,500 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $5,000 for each set of financial statements

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services	✓	✓	Not to exceed $15,000 during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓		Not to exceed $8,000 per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	✓		Not to exceed $25,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $25,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:           2004

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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(e) (2)                     Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $55,380 for year ended October 31, 2004 and $380,607 for fiscal year ended October 31, 2003.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board and is comprised of persons who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary and must be received in a timely manner in order to be considered. Any such shareholder nomination should include:  sufficient background information concerning the candidate; the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected); and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

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Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)               Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

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By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	January 7, 2005

By	/s/ Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date:	January 7, 2005

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